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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 16, 2007


                                NEW MOTION, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                  34-51353                     06-1390025
(STATE OR OTHER JURISDICTION      (COMMISSION                  (IRS EMPLOYER
     OF INCORPORATION)            FILE NUMBER)               IDENTIFICATION NO.)

                          42 CORPORATE PARK, SUITE 250
                            IRVINE, CALIFORNIA 92606
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 777-3700



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 16, 2007, New Motion, Inc. issued a press release announcing its 2007 first quarter financial results, a copy of which is attached hereto as
Exhibit 99.1.

         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         In addition to historic information, this report, including the exhibit, contains forward-looking statements regarding events, performance and financial trends. Various factors could affect future results and could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Some of those factors are identified in the exhibit, and in our periodic reports filed with the Securities and Exchange Commission.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS


         (d)      Exhibits.

                  The following exhibit is filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1 Press release issued by New Motion, Inc., dated May 16, 2007.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             New Motion, Inc.



Date:    May 22, 2007               By:      /s/ Allan Legator
                                             -----------------------------------
                                             Allan Legator
                                             Chief Financial Officer


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                                  EXHIBIT INDEX



EXHIBIT NUMBER                       DESCRIPTION OF EXHIBIT
--------------     -------------------------------------------------------------

     99.1          Press release issued by New Motion, Inc., dated May 16, 2007.


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